Merger, Acquisitions and Discontinued Operations	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Merger, Acquisitions and Discontinued Operations
Merger, Acquisitions and Discontinued Operations

Merger and Recapitalization

The Merger, as described in Note 1. Business, Basis of Presentation and Significant Accounting Policies, has been accounted for as a reverse recapitalization in accordance with GAAP. As such, IEA Services is treated as the continuing company and M III is treated as the ‘‘acquired’’ company for financial reporting purposes. This determination was primarily based on IEA Services’ operations comprising substantially all of the ongoing operations of the post-combination company, M III directors not constituting a majority of the Board of the post-combination company, IEA Services’ senior management comprising substantially all of the senior management of the post-combination company and the Seller holding a 48.3% voting interest in the Company, while no single M III shareholder holds more than a 20% voting interest. Accordingly, for accounting purposes, the Merger is treated as the equivalent of IEA Services issuing stock for the net assets of M III, accompanied by a recapitalization. The net assets of M III are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger are the historical operations of IEA Services.

The amount of merger consideration paid at the Closing Date to IEA (the “Merger Consideration”) was $81.4 million in cash, and 10,428,500 shares of common stock and 34,965 shares of Series A convertible preferred stock with an aggregate stated value of $126.3 million at the Closing Date. Immediately following the closing, the Seller owned approximately 48.3% of the Company’s common stock and other stockholders owned approximately 51.7% of the Company’s outstanding common stock. The Merger Consideration was subject to adjustment based on final determinations of IEA Services’ closing date working capital and indebtedness, which determination was finalized approximately 45 days after the Closing Date with minimal impact to the Merger Consideration as calculated on the Closing Date of the Merger.

Pursuant to the Merger Agreement, the Company is required to issue to the Seller up to an additional 9,000,000 common shares in the aggregate based upon satisfaction of financial targets for 2018 and 2019. See Note 8. Fair Value of Financial Instruments for further discussion.

Acquisitions

CCS

On September 25, 2018, IEA Services acquired CCS for $106.6 million in cash. The Company financed this acquisition through borrowings on its new credit facility as discussed in Note 9. Debt.

The wholly-owned subsidiaries of CCS, Saiia and the ACC Companies, generally enter into long-term contracts with both government and non-government customers to provide EPC services for environmental, heavy civil and mining projects. As discussed in Note 1. Business, Basis of Presentation and Significant Accounting Policies, this acquisition is being accounted for as a business combination under the acquisition method of accounting.

William Charles

On November 2, 2018, IEA Services acquired William Charles for $77.7 million, consisting of $73.2 million in cash and $4.5 million of the Company's common stock (477,621 common shares at $9.45 share price). The Company financed the cash portion of this acquisition through borrowings on its new credit facility as discussed in Note 9. Debt.

William Charles generally enters into long-term contracts with both government and non-government customers to provide EPC services for rail civil infrastructure, environmental and heavy civil projects. As discussed in Note 1. Business, Basis of Presentation and Significant Accounting Policies, this acquisition is being accounted for as a business combination under the acquisition method of accounting.

Acquisition Accounting

The following table summarizes the provisional amounts recognized for assets acquired and liabilities assumed as of the respective acquisition date at fair value for the business combinations described above. The estimated values are not yet finalized and are subject to potentially significant changes. The Company will finalize the amounts recognized as it obtains the information necessary to complete the analyses. The Company expects to finalize these amounts as soon as possible but no later than one year from the respective acquisition dates.

Preliminary acquisition-date fair value (in thousands)	CCS(1)	William Charles
Cash and cash equivalents	$6,413	$6,641
Accounts receivable	58,041	69,740
Costs and estimated earnings in excess of billings on uncompleted contracts	9,512	16,095
Other current assets	1,813	7,999
Property, plant and equipment	57,449	49,078
Intangible assets:
Customer relationships(2)	19,500	7,500
Trade names(2)	8,900	4,500
Backlog(2)	8,400	5,000
Deferred income taxes(3)	(3,920)	—
Other non-current assets	134	75
Accounts payable and accrued liabilities	(25,219)	(60,962)
Billings in excess of costs and estimated earnings on uncompleted contracts	(14,194)	(14,810)
Debt, including current portion	(52,257)	(15,672)
Capital lease obligations, including current portion	(1,124)	—
Other non-current liabilities	(704)	(907)
Total identifiable net assets	72,744	74,277
Goodwill	33,835	3,402
Total purchase consideration	$106,579	$77,679
———
(1) The estimated acquisition-date fair values pertaining to CCS reflect the following significant changes from the third quarter of 2018: a decrease to property, plant and equipment of $7.6 million, an increase to backlog intangibles of $3.2 million, an increase to debt of $6.4 million, a decrease to other non-current liabilities of $6.2 million and an increase to goodwill of $10.2 million. Additionally, $6.4 million of cash and cash equivalents that was previously presented within debt, net of cash acquired in the third quarter of 2018 was reclassified to a separate line in the table above.

(2)	See Note 6. Goodwill and Intangible Assets, Net for disclosure of the weighted average amortization period for each major class of acquired intangible asset.
(3) The Company's consolidated deferred income taxes are presented as a net deferred tax asset (long-term) in the consolidated balance sheet as of December 31, 2018.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisitions of CCS and William Charles is related to the expected, specific synergies and other benefits that the Company believes will result from combining the operations of CCS and William Charles with the operations of IEA. This goodwill is related to the Company's single reportable segment and is deductible for income tax purposes, with the exception of $4.5 million for CCS that is not deductible.

Impact of Acquisitions

The following table summarizes the results of operations included in the Company's consolidated statement of operations for CCS and William Charles from their respective date of acquisition to December 31, 2018.

	Year Ended December 31, 2018
(in thousands)	CCS	William Charles
Revenue	$76,029	$49,607
Net (loss) income	(613)	2,256

Acquisition-related costs incurred by the Company for the acquisitions of CCS and William Charles were $6.6 million and $7.6 million, respectively, for the year ended December 31, 2018, and are included within selling, general and administrative expenses in the consolidated statement of operations. Such costs primarily consisted of professional services and adviser fees. There were no acquisition-related costs incurred for the years ended December 31, 2017 and 2016.

The following table provides the supplemental unaudited pro forma total revenue and net (loss) income of the Company had the acquisition date of CCS and William Charles been the first day of IEA's fiscal 2017.

	Year Ended December 31,
Unaudited pro forma data (in thousands, except per share data)	2018	2017
Revenue	$1,257,616	$997,018
Net (loss) income	(840)	5,792
Net (loss) income per common share - basic and diluted	(2.25)	0.27

The amounts in the supplemental unaudited pro forma results apply the Company's accounting policies and reflect certain adjustments to, among other things, (i) exclude the impact of transaction costs incurred in connection with the acquisitions, (ii) include additional depreciation and amortization that would have been charged assuming the same fair value adjustments to property, plant and equipment and acquired intangibles had been applied on January 1, 2017 and (iii) include additional interest expense that would have been charged assuming the incremental borrowings the Company incurred to finance the acquisitions had been outstanding on January 1, 2017. Accordingly, these supplemental unaudited pro forma results have been prepared for comparative purposes only and are not intended to be indicative of the results of operations that would have occurred had the acquisitions actually occurred in the prior year period or indicative of the results of operations for any future period.

Discontinued Operations
As a result of significant, historical operating losses incurred for the Company's Canadian solar operations, management made the decision to abandon its operations in Canada and to refocus the business on the U.S. wind energy market. The Company completely abandoned the Canadian solar operations of H.B. White, effectively completed all significant projects in Canada and reduced or redeployed substantially all of its Canadian resources, facilities and equipment as of July 2016. Accordingly, the operating results of its operations in Canada for the year ended December 31, 2016 have been classified as discontinued operations in the consolidated statement of operations, and the carrying amounts of major classes of assets and liabilities were $0 for H.B. White as of the end of 2016. Interest expense that was specifically identifiable to debt related to supporting the Canadian solar operations of H.B. White qualified as discontinued operations and was allocated to the interest expense component within net income from discontinued operations in the Company’s consolidated statement of operations.
Major classes of line items constituting net income from discontinued operations for the year ended December 31, 2016 were as follows:

(in thousands)	Year Ended December 31, 2016
Revenue	$1,911
Cost of earned revenue, excluding depreciation	1,626
Operating expenses	1,610
Interest and other expenses, net	3,060
Gain on abandonment	(4,253)
Income tax benefit	(1,219)
Net income from discontinued operations	$1,087

The following table presents the amounts related to the discontinued operations of H.B. White that were included within the significant categories of cash flows in the consolidated statement of cash flows for the year ended December 31, 2016:

(in thousands)	Year Ended December 31, 2016
Net cash used in operating activities	$(15,539)
Net cash provided by investing activities	82
Net cash provided by financing activities	15,664